UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On December 29, 2020, Chicken Soup for the Soul Entertainment Inc. (the “Company”) completed the offering and sale of an additional $1,408,150 aggregate principal amount of 9.50% Notes due 2025 (the “Notes”), pursuant to the underwriters’ partial exercise of the overallotment option granted in that certain Underwriting Agreement, dated as of December 17, 2020 (the “Underwriting Agreement”), between the Company and Ladenburg Thalmann & Co. Inc. as the sole underwriter. The Notes were offered and sold pursuant to a prospectus, dated December 17, 2020, which is part of the Company’s registration statement on Form S-1 (Registration No. 333-251202) declared effective by the Securities and Exchange Commission on December 17, 2020. Ladenburg Thalmann acted as sole bookrunning manager of the offering. The Notes were issued under a base indenture and a supplemental indenture, each dated as of July 17, 2020 between the Company and U.S. Bank National Association, as trustee.

The sale of the Notes resulted in net proceeds of approximately $1,305,988 after deducting underwriting discounts and commissions of approximately $102,162. The Company will have broad discretion with respect to the use of the net proceeds of the offering, which may include using of some or all of such proceeds to pay certain obligations to Sony Pictures Television Inc. or its affiliates that may otherwise be payable in shares of the Company’s 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Preferred Stock”).

The press release announcing the closing of the over-allotment option is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2020	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer